Subsequent events	12 Months Ended
Mar. 31, 2018
Subsequent Events [Abstract]
Subsequent events
Subsequent events
In April 2018, the Group made a payment to former IntroPro shareholders in accordance with the share purchase agreement in the amount of $3,664 (Note 3).
On April 9, 2018 the Group announced a program to repurchase up to an aggregate of $60 million of its outstanding Class A ordinary shares. The repurchases may be made from time to time on the open market at prevailing market prices and will be funded from available cash. As of June 30, 2018 the Group repurchased 382,585 shares in amount of $13,752.
On June 1, 2018, Luxoft USA, Inc. and Insys Group, Inc. entered into a Credit Agreement with TD Bank, N.A. for the aggregate available credit amount of up to $20.0 million. Concurrently with that, each borrower entered into a Security Agreement in favor of the lender. The interest rate is the cumulative of the applicable LIBOR and a 2.00% margin.
On June 15, 2018, the Group completed the acquisition of Smashing Ideas LLC, a Seattle-based design and innovation agency. Pursuant to the share purchase agreement the total consideration for the sale and purchase of 100% of shares of Smashing Ideas LLC was $11,493 cash payment. The Group expects that a significant portion of the purchase price will be allocated to goodwill.